November 21, 2013

TOUCHSTONE STRATEGIC TRUST

Touchstone Mid Cap Value Opportunities Fund

Supplement to the Prospectus and Summary Prospectus dated October 30, 2013

On November 21, 2013, at a joint meeting of the Board of Trustees (the “Board”) of Touchstone Strategic Trust (“TST”) and Touchstone Funds Group Trust (“TFGT”, and collectively with TST, the “Trusts”), the Board, including those Trustees who are not “interested persons” of the Trusts as such term is defined in the Investment Company Act of 1940, as amended, approved two proposals relating to the Touchstone Mid Cap Value Opportunities Fund, a series of TST (the “Mid Cap Value Opps Fund”).

The Board first approved the selection of Lee Munder Capital Group, LLC (“LMCG”) as sub-advisor to the Mid Cap Value Opps Fund.  As of close of business on November 21, 2013, Thompson Siegel & Walmsley LLC (“TS&W”) will be replaced by LMCG as the sub-advisor to the Fund. In selecting LMCG as sub-advisor, the Board considered, among other factors, the nature, extent, and quality of the management services proposed by LMCG; the experience of the personnel providing those services; the history of LMCG’s investment performance relating to the services; and the fees associated with those services. The resulting changes to the Mid Cap Value Opps Fund’s summary prospectus and prospectus are discussed below in the section “Change in Sub-Advisor”.

The Board then approved the reorganization of the Mid Cap Value Opps Fund, a series of TST, into the Touchstone Mid Cap Value Fund, a series of TFGT (the “Mid Cap Value Fund”, and collectively with the Mid Cap Value Opps Fund, the “Funds”). The proposal was approved pursuant to an agreement and plan of reorganization (the “Agreement”).  In making their decision, the Board carefully considered the recommendation of the Funds’ investment advisor, Touchstone Advisors, Inc. (the “Advisor”), that the reorganization was advisable due, in part, to the Funds’ similar investment goals and investment strategies and comparable expenses.

Change in Sub-Advisor

As of close of business on November 21, 2013, all references to TS&W as sub-advisor of the Mid Cap Value Opps Fund in the summary prospectus and prospectus are deleted and replaced with “Lee Munder Capital Group, LLC”. Additionally, the following changes have been made to the summary prospectus and prospectus.

The Fund’s Principal Investment Strategies

The section entitled, “The Fund’s Principal Investment Strategies”, is replaced with the following:

The Fund invests, under normal conditions, at least 80% of its net assets (including borrowings for investment purposes) in common stocks of medium capitalization companies.  This is a non-fundamental policy that the Fund can change upon 60 days’ prior notice to shareholders.  For purposes of the Fund, a medium capitalization company has a market capitalization within the range of market capitalization represented in the Russell Midcap Index (between $298 million and $20.37 billion as of November 30, 2012) at the time of purchase.  The size of the companies in the Russell Midcap Index will change with market conditions.

The sub-advisor, Lee Munder Capital Group, LLC (“LMCG” or “Sub-Advisor”) employs a fundamental investment process which seeks to identify companies which it believes are selling at a discount to their intrinsic value.  In the first step of the investment process, LMCG employs five valuation screens that seek to identify the most attractively priced mid-cap securities.  In evaluating and selecting potential investments for the Fund, LMCG completes in-depth research and analysis on the securities that pass the valuation screens in an effort to identify leading companies selling at attractive valuations.  The research and analysis include an examination of financial statements and assessments of the management team, the company’s competitive strategy and its current market position.  LMCG generally limits the Fund’s weight in a sector to 10% over or under the sector’s weight in the Russell Midcap Value Index, except for the financial sector, which may be underweighted by up to 15%.  The Fund will hold approximately 60 to 80 securities.  LMCG will generally sell a security when it no longer passes the valuation screens, reaches a price target, or its prospects for appreciation have diminished.

The Principal Risks

The following risks are removed from the section entitled, “The Principal Risks”: Small Cap Risk, Portfolio Turnover Risk, Preferred Stock Risk, and Sector Focus Risk.

Investment Sub-Advisor

The section of the prospectus and summary prospectus entitled “Investment Sub-Advisor” is replaced with the following:

Sub-Advisor	Portfolio Manager(s)	Investment Experience	Primary Title with Sub-Advisor
Lee Munder Capital Group, LLC	Donald Cleven, CFA	Managing the Fund since December 2013	Portfolio Manager

Sub-Advisors and Portfolio Managers

In the section entitled “Sub-Advisors and Portfolio Managers,” the following addition is made:

Lee Munder Capital Group, LLC (“LMCG”),

200 Clarendon Street, 28th Floor, Boston, MA, 02116

Lee Munder Capital Group, LLC (“LMCG”), a SEC-registered investment advisor located at 200 Clarendon Street, 28th Floor, Boston, MA, 02116, serves as the sub-advisor to the Touchstone Mid Cap Value Opportunities Fund.  As the sub-advisor, LMCG makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines.  As of September 30, 2013, LMCG had approximately $5.7 billion in assets under management and advisement.

Touchstone Mid Cap Value Opportunities Fund

Donald Cleven, CFA, Portfolio Manager, joined LMCG in 2002. Mr. Cleven has served as a Portfolio Manager of LMCG’s Mid Cap Value strategy since 2005 and was named Portfolio Manager of the Fund in December 2013.  Previously he was an investment analyst for American Century Investments and performed research on small-cap value equities for Reams Asset Management.

Proposed Merger

Pursuant to the Agreement, the Mid Cap Value Opps Fund will transfer all of its assets and liabilities to the Mid Cap Value Fund.  Immediately after the reorganization, shareholders of the Mid Cap Value Opps Fund will own shares of the Mid Cap Value Fund that are equal in value to the shares of the Mid Cap Value Opps Fund that they held immediately prior to the closing of the reorganization (although the number of shares and the net asset value per share may be different).  Shareholders of the Mid Cap Value Opps Fund will not incur any sales charges or other transaction charges as a result of the reorganization.  Shareholders of record of the Mid Cap Value Opps Fund will be mailed additional information detailing the proposed reorganization in a Prospectus/Information Statement in February 2014.  Expenses associated with the reorganization will be borne by the Advisor.

Effective as of the close of business on March 14, 2014, all classes of the Mid Cap Value Opps Fund will be closed to investments by new investors, except that the Mid Cap Value Opps Fund may continue to accept new investors from certain existing institutional relationships and systematic contributions from defined contribution and similar plans until such time as it is administratively feasible to terminate these arrangements.  If you participate in an Automatic Investment Plan, automatic deductions will no longer be made from your bank account on or after March 14, 2014.  It is currently anticipated that the reorganization will be consummated as of the close of business on or about March 21, 2014.  It is also anticipated that the reorganization will be on a tax-free basis, which means that no gain or loss would be recognized by the Mid Cap Value Opps Fund or its shareholders.

For more information about the Mid Cap Value Fund’s investment goals, strategies, and risks, see its Prospectus and Statement of Additional Information.  You can obtain a copy of the prospectus or Statement of Additional Information by calling 1.800.543.0407, by writing the Trust at P.O. Box 9878, Providence, RI 02940-8078, or by visiting the website at www.TouchstoneInvestments.com.

Please contact your financial advisor or Touchstone Investments at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Phone: 800.543.0407 • www.TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54BB-TST-TMOAX-S1-1310